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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          June 12, 2000
                                                              -------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
               (As Successor to First National Bank of Commerce)
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                 United States
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                (State or other jurisdiction of incorporation)

               333-24023                             51-0269396
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       (Commission File Number)         (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                        19801
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(Address of principal executive offices)                          (Zip Code)


            (302) 594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.   Other Events

               In the May reporting period, certain charge-off policies for the Trust were changed in order to conform these policies to new guidelines adopted by the Federal Financial Institution Examination Council. The changes relate to the timing of recognition of losses on accounts of which the cardholder has filed for bankruptcy or died. The implementation of these changes has caused a one-time acceleration of certain charge-offs. Accounts of bankrupt cardholders were previously charged off 90 days after First USA Bank, National Association, the Servicer of the Trust, was notified of bankruptcy. These accounts will now be charged off 60 days after notification. Accounts of deceased customers were previously charged off after 180 days but under the new policy will be charged off after 60 days.

               These policy changes will cause a one-time increase in gross credit losses for the May Trust results. Reported Trust gross credit losses for May were 7.32% after the one time increase in charge-offs due to bankruptcy or death of 2.76%. Without the impact of the policy change, gross credit losses would have been 4.56%. The impact on one month excess spread and three month average excess spread was approximately 2.76% and 0.92%, respectively.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.


        Exhibit No.     Document Description
        -----------     --------------------

          (20.1)        Monthly Servicer's Certificate, Series 1997-1

          (20.2)        Monthly Holders' Statement, Series 1997-1
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         First USA Bank, National Association, as Servicer, on behalf of FIRST NBC CREDIT CARD MASTER TRUST,




                         By:     /s/ Tracie H. Klein
                                 ------------------------------
                         Name:   Tracie H. Klein
                         Title:  First Vice President



Date:  June 12, 2000
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                               INDEX TO EXHIBITS



Exhibit No.   Document Description                           Sequential Page No.
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   20.1       Monthly Servicer's Certificate, Series 1997-1           5

   20.2       Monthly Holders' Statement, Series 1997-1              10